Exhibit 10.1

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (the “Amendment”) dated as of September 26, 2011 (the “Effective Date”) is made by and between BMO HARRIS BANK N.A., a national bank, as successor by merger to M&I Marshall & Ilsley Bank (“Lender”), and AEROSONIC CORPORATION, a Delaware corporation (“Borrower”).

WITNESSETH

WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated April 30, 2010 as amended by that certain (i) First Amendment to Loan Agreement dated January 6, 2011; (ii) Joint Amendment to Loan Agreement and Revolving Line of Credit Note dated April 29, 2011; and (iii) Joint Amendment to Loan Agreement and Revolving Line of Credit Note dated June 27, 2011 (as may be further amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

WHEREAS, pursuant to the Loan Agreement, Borrower issued to Lender that certain (i) Revolving Line of Credit Note dated April 30, 2010 in the original principal amount of Four Million and No/100 Dollars ($4,000,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Revolving Credit Note”); (ii) Interest Bearing Installment Note dated April 30, 2010 in the original principal amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Real Estate Installment Note”); (iii) Interest Bearing Installment Note dated April 30, 2010 in the original principal amount of One Million Nine Hundred Thousand and No/100 Dollars ($1,900,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Term Note”); and (iv) Equipment Line of Credit Note dated April 30, 2010 in the original principal amount of Seven Hundred Thousand and No/100 Dollars ($700,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Equipment Note,” collectively with the Revolving Credit Note, Real Estate Installment Note and Term Note, the “Notes”).

WHEREAS, to secure Borrower’s payment of the Notes and Borrower’s performance under the Loan Agreement, Borrower, among other things, executed and delivered to Lender that certain (i) Mortgage, Security Agreement and Assignment of Rents dated April 30, 2010, recorded in the Official Records of Pinellas County, Florida at O.R. Book 16909 Pages 2344-2362 (the “Mortgage”), whereby Borrower granted a security interest in the real and personal property described therein to Lender; (ii) Collateral Assignment of Rents and Leases dated April 30, 2010, recorded in the Official Records of Pinellas County, Florida at O.R. Book 16909 Pages 2363-2369 (as may be amended, restated, modified or supplemented and in effect from time to time, the “Collateral Assignment”); and (iii) Security Agreement dated April 30, 2010 executed by Borrower in favor of Lender (the “Security Agreement”) granting Lender a security interest in certain collateral more particularly described therein.

WHEREAS, to further secure Borrower’s payment of the Notes and Borrower’s performance under the Loan Agreement, Avionics Specialties, Inc., a Virginia corporation, and OP Technologies, Inc., an Oregon corporation (each a “Guarantor” and collectively, the “Guarantors”) each executed and delivered an unconditional Guaranty Agreement dated April 30, 2010 guarantying payment and performance by Borrower of all obligations evidenced by the Notes and Loan Agreement (such guarantees collectively referred to herein as the “Guaranty”).

WHEREAS, to secure Guarantor’s obligations and performance under the Guaranty, each Guarantor, among other things, executed and delivered to Lender that certain Security Agreement dated April 30, 2010 (the “Guarantor Security Agreement”) granting Lender a security interest in certain collateral more particularly described therein.  The Loan Agreement, Notes, Mortgage, Collateral Assignment, Security Agreement, Guaranty, Guarantor Security Agreement and any and all documents executed in connection therewith shall be referred to herein as the “Loan Documents.”

WHEREAS, as of September 16, 2011, the aggregate outstanding principal balance of the Notes is $8,942,875.42.

WHEREAS, Borrower has requested that Lender increase the Revolving Credit Limit on the Revolving Credit Note from Four Million and No/100 Dollars ($4,000,000) to Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000) for the ninety (90) day period commencing on the Effective Date and ending on December 25, 2011 (the “Credit Increase”), and although Lender is under no obligation to do so, Lender is willing to extend the Credit Increase under the terms and conditions set forth herein.

WHEREAS, to evidence the Credit Increase, Borrower has agreed to replace the existing Revolving Credit Note by issuing a new revolving line of credit note dated as of the Effective Date in the principal amount of Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000) (the “Amended and Restated Revolving Line of Credit Note”).

NOW, THEREFORE, in consideration of the execution and delivery of this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Recitals.  The parties hereto hereby affirm all recitals and statements above as true and correct and hereby incorporate such recitals into this Amendment.

Amendment to Section 1.43 of the Loan Agreement.  Section 1.43 of the Loan Agreement is hereby amended so that, from and after the Effective Date, it shall read as follows:

““Revolving Credit Limit” means the amount indicated for each period set forth below:
Period	Amount
From September 26, 2011 until December 25, 2011	FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($4,500,000)
From December 26, 2011 until the Maturity Date (as such term is defined in the Revolving Line of Credit Note)	FOUR MILLION AND NO/100 DOLLARS ($4,000,000)”

Conditions to Effectiveness.  This Amendment shall become effective as of the Effective Date upon Lender receiving the following items, in form and content acceptable to Lender in its sole discretion:

Lender shall receive counterpart originals of this Amendment executed by all parties listed on the signature page(s) hereto and originals or certified or other copies of such other documents as the Lender may reasonably request.

Lender shall receive the original duly executed Amended and Restated Revolving Line of Credit Note.

Lender shall receive evidence that the execution, delivery and performance by Borrower of this Amendment and any instrument or agreement required under this Amendment, including, without limitation, the Amended and Restated Revolving Line of Credit Note, have been duly authorized.

Representations, Warranties and Covenants.  By executing this Amendment, Borrower represents and warrants to Lender that (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Agreement, the Notes or the Loan Documents except for those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender; (b) the representations and warranties in the Loan Agreement are true as of the date of this Amendment as if made on the date hereof; (c) the financial statements and other financial information most recently provided to Lender are correct and complete in all material respects and fairly represent the financial condition of Borrower as at the date thereof and fairly represent the results of the operations of Borrower for the period covered thereby; (d) there has been no material adverse change in the business, properties, or condition, financial or otherwise, of Borrower since the date of such financial statements or other information; (e) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound, and (f) this Amendment is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organization papers.

Reaffirmation.  Except as modified hereby, all of the terms, covenants and conditions of the Loan Agreement, Notes, Mortgage, Collateral Assignment, Security Agreement and all other Loan Documents are ratified, reaffirmed, and confirmed and shall continue in full force and effect.  The Mortgage, Collateral Assignment, Security Agreement, Guaranty, Guarantor Security Agreement and all other security agreements, mortgages and other similar instruments between Borrower and Lender shall continue to secure payment of the Notes, including, without limitation, the Amended and Restated Revolving Line of Credit Note.  Should any term or provision of the Loan Agreement or Notes conflict with the terms or provisions contained in this Amendment, the terms and provisions of this Amendment shall be controlling.  This Amendment is not intended to be, nor shall it be construed to be, a novation or an accord and satisfaction of any other obligation or liability of Borrower to Lender.

Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

FINAL AGREEMENT.  THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

LENDER:

BMO HARRIS BANK N.A.

By: ______________________________
Its: ______________________________
Name: ___________________________

By: ______________________________
Its: ______________________________
Name: ___________________________

BORROWER: AEROSONIC CORPORATION By: ______________________________ Its: ______________________________ Name: ___________________________

Signature page to Second Amendment to Loan Agreement

CONSENT AND REAFFIRMATION OF GUARANTORS

The undersigned, each a guarantor of Borrower’s obligations to Lender pursuant to the Guaranty executed by the undersigned in favor of Lender, hereby (i) acknowledges and consents to the execution, delivery, and performance by Borrower of the foregoing Second Amendment to Loan Agreement; (ii) warrants and covenants to Lender that, except to the extent previously disclosed to Lender in writing, all representations and warranties previously made by Guarantor to Lender are true, complete, and accurate as of the date of this Consent and Reaffirmation of Guarantors; and (iii) reaffirms and agrees that the Guaranty to which the undersigned is party and all other documents and agreements executed and delivered by either the undersigned or Borrower to Lender in connection with the indebtedness represented by the Notes (including, without limitation, the Amended and Restated Revolving Line of Credit Note), the Loan Agreement and Loan Documents are all in full force and effect, without defense, offset, or counterclaim, or alternatively, that any such right of defense, offset or counterclaim is hereby expressly waived.

IN WITNESS WHEREOF, the undersigned has duly consented to the Second Amendment to Loan Agreement by execution and delivery to Lender of this Consent and Reaffirmation of Guarantors as of the day and year first above written.

GUARANTORS: AVIONICS SPECIALTIES, INC.

By:
Name:
Its:

OP TECHNOLOGIES, INC.

By:
Name:
Its:

OUT OF STATE CLOSING AFFIDAVIT

PART I

STATE OF ___________________
COUNTY OF _________________

BEFORE ME, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared ____________________________, the ____________________________ of Aerosonic Corporation, a Delaware corporation (the “Borrower”), who, being by me first duly sworn, stated:

1.
On the date below, in the County of __________, State of ___________, the undersigned executed that certain (a) Second Amendment to Loan Agreement (the “Amendment”); and (b) Amended and Restated Revolving Line of Credit Note, each dated as of the date hereof by and between the Borrower and BMO Harris Bank N.A., a national bank, as successor by merger to M&I Marshall & Ilsley Bank (“Lender”).

2.	The foregoing document was placed into a Federal Express package in ____________, _______________, addressed for delivery to Lender at 770 N. Water St., Milwaukee, WI 53202.

DATED this ___ day of ______________, 2011.

AEROSONIC CORPORATION

By:
Name:
Its:

SWORN to and subscribed before me
this _____ day of ________, 2011.

Notary Public
Print Name:
State and County Aforesaid
My Commission Number: ________
My Commission Expires:_________
Type of Identification (Check One):
_____	Personally Known, or
_____	Driver’s License

OUT OF STATE CLOSING AFFIDAVIT
PART II

STATE OF ___________________
COUNTY OF _________________

BEFORE ME, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared _____________________ and __________________, each officers of BMO Harris Bank N.A. (“Lender”), who, being by me first duly sworn, stated:

1.	Lender has this day received delivery of the Amendment and Amended and Restated Revolving Line of Credit Note in ___________________, ___________________ from Borrower.

DATED this _____ day of ________ 2011.

BMO HARRIS BANK N.A.

By: ______________________________
Its: ______________________________
Name: ___________________________

SWORN to and subscribed before me
this _____ day of ________ 2011.

Commissioner of Oaths
Print Name:
State and County Aforesaid
My Commission Number: ________
My Commission Expires:_________
Type of Identification (Check One):
_____Personally Known, or
_____ Driver’s License

BMO HARRIS BANK N.A.

By: ______________________________
Its: ______________________________
Name: ___________________________

SWORN to and subscribed before me
this _____ day of ________ 2011.

Commissioner of Oaths
Print Name:
State and County Aforesaid
My Commission Number: ________
My Commission Expires:_________
Type of Identification (Check One):
_____Personally Known, or
_____ Driver’s License